UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------
                                    FORM 8-K
                                    --------


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 20, 2005

                           THERAGENICS CORPORATION(R)
               (Exact name of registrant as specified in charter)


        Delaware                      000-15443                58-1528626
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)


                           5203 Bristol Industrial Way
                              Buford, Georgia 30518
               (Address of principal executive offices / Zip Code)


                                 (770) 271-0233
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ]   Written  communications  pursuant  to Rule 425 under the  Securities
            Act.

     [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     [  ]   Pre-commencement communications pursuant to Rule 14d--2(b) under the
            Exchange Act.

     [  ]   Pre-commencement communications pursuant to Rule 13e--4(c) under the
            Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)  Appointment of Officer

     On July 20, 2005, the Company issued a press release announcing the appointment of Frank J. Tarallo as Chief Financial Officer and Treasurer of the Company effective August 8, 2005. Bruce W. Smith will accordingly cease serving as acting Chief Financial Officer of the Company effective August 8, 2005, and will continue in his position as Executive Vice President of Strategy and Business Development.

     Mr. Tarallo joined the Company in 1998 and most recently served as General Manager of the Company's Oak Ridge, Tennessee facility. Prior to serving as General Manager, Mr. Tarallo was Director of Finance for the Company from June 1998 to December 2000. Prior to joining Theragenics(R) in 1998, Mr. Tarallo spent several years working at public accounting firms. Mr. Tarallo graduated Cum Laude from Mercer University with a Bachelor of Business Administration in Accounting and is a Certified Public Accountant in the State of Georgia. There was no arrangement or understanding between Mr. Tarallo and any other persons pursuant to which Mr. Tarallo was appointed Chief Financial Officer and Treasurer and there are no related party transactions between Mr. Tarallo and the Company reportable under Item 404 of Regulation S-K.

     The Company and Mr. Tarallo have not as of yet entered into an employment agreement reflecting his appointment as Chief Financial Officer. The material terms of Mr. Tarallo's employment agreement will be described in a subsequent filing within four business days of the execution thereof.

Item 9.01     Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number    Document
--------------    --------
99.1              Press Release of Theragenics Corporation(R) issued on
                  July 20, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 THERAGENICS CORPORATION(R)
                                                 (Registrant)

Dated:  July 20, 2005                            By: /s/ M. Christine Jacobs
                                                 -------------------------------
                                                         M. Christine Jacobs
                                                         Chief Executive Officer